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                     United of Omaha Life Insurance Company
                               Supplement Number 2
                             Dated January 28, 2003
                                to the Prospectus
                                Dated May 1, 2002


Individual Flexible Payment Variable Annuity

The Prospectus currently discloses that the standard death benefit equals the greater of: 1) the Policy's Accumulation Value, less any charge for applicable premium taxes on the later of the Business Day we receive Due Proof of Death or any annuity payout option is elected; or 2) the sum of net purchase payments reduced by partial withdrawals. While we will continue to use the above formula to determine the standard death benefit for all Polices sold on or prior to January 31, 2003, we have revised the standard death benefit calculation for all Policies that are issued after January 31, 2003.

In order to reflect this change, the Prospectus is supplemented as follows:

     The following amends and restates in its entirety the section titled "Standard Death Benefit" on page 31 of the Prospectus:

     Standard Death Benefit

          If you or a joint Owner dies before the Annuity Starting Date (and the Policy is in force), the Policy will terminate, and we will pay a death benefit to your Beneficiary. The death benefit equals the greater of:

          1) your Policy's Accumulation Value as of the end of the valuation period during which we receive due proof of death and an election of a payout option, less any charge for applicable premium taxes; or
          2) the sum of net purchase payments reduced proportionately by partial withdrawals.

          A partial withdrawal will reduce the death benefit in the same proportion that the Accumulation Value was reduced on the date of the withdrawal. For each withdrawal, the reduction is calculated by multiplying the death benefit by a fraction where the numerator is the amount of the partial withdrawal and the denominator is the Accumulation Value immediately prior to the withdrawal. Therefore the reduction in the death benefit will exceed the amount withdrawn when the death benefit is greater than the Accumulation Value at the time of the withdrawal.

          If you or a joint Owner dies on or after the Annuity Starting Date and before all proceeds have been paid, no death benefit is payable, but any remaining proceeds will be paid at least as rapidly as under the annuity payout option then in effect.

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